Supplement to Fidelity's
Broadly Diversified
International Equity Funds' Prospectus
December 29, 2000
Revised April 1, 2001

The following information replaces similar information found in the "Fee Table" section on page 7.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)	1.00%
Annual account maintenance fee (for accounts under $2,000)	$12.00

The following information replaces similar information found in the "Account Features and Policies" section on page 16.

Fidelity may deduct an small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in retirement accounts), except fund positions not subject to balance minimums. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position.

The following information replaces the fourth paragraph found under the heading "Principal Investment Strategies" for Diversified International in the "Investment Summary" section on page 4.

  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

IBD-01-03 June 11, 2001
1.474896.113

The fourth bullet labeled "Quantitative Investing" found under the heading "Principal Investment Risks" for Diversified International in the "Investment Summary" section on page 4 has been removed.

The following replaces the third paragraph found under the heading "Principal Investment Strategies" for Diversified International in the "Investment Details" section on page 11.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The paragraph labeled "Quantitative Investing" found under the heading "Principal Investment Risks" in the "Investment Details" section beginning on page 12 has been removed.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page 21.

Richard Mace is vice president and manager of Global Balanced and Overseas, which he has managed since March 1996. Mr. Mace is also vice president and manager of Worldwide, which he has managed since April 2001. He also manages other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as a research analyst and manager.

Penny Dobkin is vice president and manager of International Growth & Income, which she has managed since April 2001. Since joining Fidelity in 1980, Ms. Dobkin has worked as a research analyst and manager.

William Bower is vice president and manager of Diversified International, which he has managed since April 2001. Since joining Fidelity in 1994, Mr. Bower has worked as a research analyst and manager.

Kevin McCarey is manager of Aggressive International, which he has managed since December 1999. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. McCarey has worked as a research analyst and manager.

SUPPLEMENT TO

FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS

Fidelity® Global Balanced Fund, Fidelity International Growth & Income Fund,
Fidelity Diversified International Fund, Fidelity Aggressive International Fund (formerly International Value Fund),
Fidelity Overseas Fund, and Fidelity Worldwide Fund

Funds of Fidelity Investment Trust

December 29, 2000

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found under the subheading "Investment Limitations of Global Balanced Fund" in the "Investment Policies and Limitations"section on page 2.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

The following information replaces similar information found under the subheading "Investment Limitations of International Growth & Income Fund" in the "Investment Policies and Limitations"section on page 3.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or by foreign governments or their political sub-divisions, or by supranational organizations) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

The following information replaces similar information found under the subheading "Investment Limitations of Diversified International Fund" in the "Investment Policies and Limitations"section on page 4.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

The following information replaces similar information found under the subheading "Investment Limitations of Aggressive International Fund" in the "Investment Policies and Limitations"section on page 5.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

The following information replaces similar information found under the subheading "Investment Limitations of Overseas Fund" in the "Investment Policies and Limitations"section on page 6.

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

The following information replaces similar information found under the subheading "Investment Limitations of Worldwide Fund" in the "Investment Policies and Limitations"section on page 6.

IBDB-01-03 June 11, 2001
1.467695.112

The fund may not:

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

The following information replaces similar information found under the heading "Performance Comparisons" in the "Performance" section on page 34.

Each of Overseas, International Growth & Income, and Diversified International may compare its performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. As of December 31, 1999, the index included over 860 equity securities of companies domiciled in 21 countries. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. Effective October 1, 1998, the country of Malaysia was removed from this index. The index returns reflect the inclusion of Malaysia prior to October 1, 1998. Stocks are selected for this index on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership.

The following information supplements the information under the heading "Performance Comparisons" in the "Performance" section on page 34.

Aggressive International may compare its performance to that of the Morgan Stanley Capital International All-Country (MSCI AC) World Index Free ex U.S.A., a market capitalization-weighted index that is designed to represent the performance of stock markets, excluding the United States, throughout the world.

During the period from April 1, 1999 through March 13, 2001, Ms. Johnson served as a Member of the Advisory Board. Effective March 14, 2001, Ms. Johnson has been elected to the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 36.

ABIGAIL P. JOHNSON (39), Trustee of Fidelity Investment Trust (2001), is Vice President of certain Equity Funds (1997). Ms. Johnson also serves as a Trustee (2001) or Member of the Advisory Board (1999) of other investment companies advised by FMR. She is a Senior Vice President of FMR (1997) and a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees. The following information replaces similar information found in the "Trustee and Officers" section beginning on page 36.

J. MICHAEL COOK (58), Trustee (2001). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of International Flavors & Fragrances, Inc. (2000), Rockwell International (electronic controls and communications products, 2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees. The following information supplements the information found in the "Trustee and Officers" section beginning on page 36.

MARIE L. KNOWLES (54), Trustee. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

During the period from November 1, 2000 through March 13, 2001, Mr. Stavropoulos served as a Member of the Advisory Board. Effective March 14, 2001, Mr. Stavropoulos has been elected to the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 36.

WILLIAM S. STAVROPOULOS (61), Trustee of Fidelity Investment Trust (2001). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Effective January 1, 2001, Mr. Mann serves as Chairman of the non-interested Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 36.

MARVIN L. MANN (67), Trustee and Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals) and Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

Mr. McDonough served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustee and Officers" section beginning on page 36.

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

Mr. Williams served on the Board of Trustees through December 31, 2000. The following information has been removed from the "Trustee and Officers" section beginning on page 36.

THOMAS R. WILLIAMS (72), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

Effective April 1, 2001, Mr. Maloney serves as Assistant Treasurer. -The following information supplements similar information found in the "Trustees and Officers" section beginning on page 36.

PAUL F. MALONEY (51) is Assistant Treasurer of Global Balanced, International Growth & Income, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

The following information replaces similar information found under the heading "Management Fees" in the "Management Contracts" section on page 41.

Management Fees. For the services of FMR under the management contract, Global Balanced and International Growth & Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Diversified International, Aggressive International, Overseas, and Worldwide each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Aggressive International's performance to that of a blend of the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index and the Morgan Stanley Capital International All-Country World Index Free ex USA; Diversified International's performance to that of a blend of the performance of the Morgan Stanley Capital International GDP-Weighted Europe, Australasia and Far East Index and the Morgan Stanley Capital International Europe, Australasia and Far East Index; Overseas's performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index or Worldwide's performance to that of the Morgan Stanley Capital International World Index.

The following information replaces similar information found under the heading "Management Fees" in the "Management Contracts" section beginning on page 42.

The individual fund fee rate for Global Balanced and International Growth & Income is 0.45%. Based on the average group net assets of the funds advised by FMR for October 2000, each fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Global Balanced	0.2755%	+	0.45%	=	0.7255%
International Growth & Income	0.2755%	+	0.45%	=	0.7255%

The individual fund fee rate for Diversified International, Aggressive International, Overseas, and Worldwide is 0.45%. Based on the average group net assets of the funds advised by FMR for October 2000, each fund's annual basic fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Diversified International	0.2755%	+	0.45%	=	0.7255%
Aggressive International	0.2755%	+	0.45%	=	0.7255%
Overseas	0.2755%	+	0.45%	=	0.7255%
WorldwideA	0.2755%	+	0.45%	=	0.7255%

A Prior to April 1, 2001, Worldwide paid FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

One-twelfth of the basic fee rate or the management fee rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following information replaces the first paragraphs found under the heading "Computing the Performance Adjustment" in the "Management Contracts" section on page 43.

Computing the Performance Adjustment. The basic fee for Diversified International, Aggressive International, Overseas, and Worldwide is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of a blend of the Morgan Stanley Capital International Europe, Australasia and Far East Index and the Morgan Stanley Capital International All-Country World Index Free ex USA for Aggressive International; a blend of the Morgan Stanley Capital International GDP-Weighted Europe, Australasia and Far East Index and the Morgan Stanley Capital International Europe, Australasia and Far East Index for Diversified International; the Morgan Stanley Capital International Europe, Australasia and Far East Index for Overseas; or the Morgan Stanley Capital International World Index for Worldwide. For Diversified International, Aggressive International, and Overseas, the performance period consists of the most recent month plus the previous 35 months.

For the period prior to March 1, 2001, Aggressive International compares its performance to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Prior Index). For the period beginning March 1, 2001, Aggressive International compares its performance to the Morgan Stanley Capital International All-Country World Index Free ex USA (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Aggressive International's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning March 1, 2001 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

For the period prior to April 1, 2001, Worldwide paid FMR for services under the management contract a monthly management fee that had two components: a group fee and and individual fund fee rate. As of April 1, 2001, for the services of FMR under the management contract, Worldwide pays FMR a monthly management fee that has two components: a basic fee, which is the sum of the group fee and individual fund fee rate, and a performance adjustment. The performance adjustment will be implemented prospectively. For the first eleven months there will be no performance adjustment and the fund's management fee will equal the Basic Fee rate. Starting with the twelfth month, the performance adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the Morgan Stanley Capital International World Index. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter the performance period will consist of the current month plus the pervious 35 months. If the Trustees determine that another index is appropriate for Worldwide, they may designate a successor index to be substituted.

The following information replaces the seventh paragraph found under the heading "Computing the Performance Adjustment" in the "Management Contracts" section on page 43.

The record of the Morgan Stanley Capital International Europe, Australasia and Far East Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on Overseas's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Morgan Stanley Capital International Europe, Australasia and Far East Index. The record of the Morgan Stanley Capital International World Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on Worldwide's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Morgan Stanley Capital International World Index. The records of the Morgan Stanley Capital International Europe, Australasia and Far East Index and the Morgan Stanley Capital International All-Country World Index Free Ex USA for Aggressive International are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on Aggressive International's performance compared to the blended investment records of the Morgan Stanley Capital International Europe, Australasia and Far East Index and Morgan Stanley Capital International All-Country World Index Free Ex USA , the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the Indexes. The records of the Morgan Stanley Capital International GDP-Weighted Europe, Australasia and Far East Index and the Morgan Stanley Capital International Europe, Australasia and Far East Index for Diversified International are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the Index. Because the adjustment to the basic fee is based on Diversified International's performance compared to the blended investment records of the Morgan Stanley Capital International GDP-Weighted Europe, Australasia and Far East Index and Morgan Stanley Capital International Europe, Australasia and Far East Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the Indexes. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following information replaces similar information found in the "Management Contracts" section on page 44 .

Fund	Fiscal Years Ended October 31	Performance Adjustment	Management Fees Paid to FMR
Global Balanced	2000	N/A	$ 788,156
	1999**	N/A	$ 185,757
	1999***	N/A	$ 695,700
	1998***	N/A	$ 555,880
International Growth & Income	2000	N/A	$ 9,963,674
	1999	N/A	$ 6,581,003
	1998	N/A	$ 7,165,449
Diversified International	2000	$ 5,244,390	$ 45,794,186*
	1999	$ 2,531,329	$ 21,593,546*
	1998	$ 1,780,998	$ 15,442,573*
Aggressive International	2000	$ 856,156	$ 5,782,980*
	1999	$ 443,140	$ 3,681,394*
	1998	$ 353,461	$ 3,712,674*
Overseas	2000	$ 7,690,792	$ 46,355,193*
	1999	$ 7,248,162	$ 36,283,056*
	1998	$ 6,125,472	$ 34,730,569*
WorldwideA	2000	N/A	$ 7,781,379
	1999	N/A	$ 7,059,622
	1998	N/A	$ 8,657,475

* Including the amount of the performance adjustment.

** For the period August 1, 1999 to October 31, 1999.

*** For the year ended July 31.

A Prior to April 1, 2001, Worldwide paid FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The following information replaces similar information found in the "Management Contracts" section on page 45 .

  FIIA pays FIJ a fee equal to a percentage of the fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule below.
Average Group Assets			Annualized Fee Rate
from $0	-	$200 million	0.30%
$200 million	-	$500 million	0.25%
over		$500 million	0.20%

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the fund.

The following information replaces similar information found in the "Transfer and Service Agent Agreements" section on page 47.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out of fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.